SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 1, 2001

V-Twin Holdings, Inc.

(Exact name of registrant as specified in its charter)

District of Columbia	000-24779	52-2110338

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7324 W. Cheyenne Avenue, Suite 8, Las Vegas, NV	89129

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(702) 515-3110

Former name or former address, if changed since last report

Item 4. Changes in Registrant’s Certifying Accountant.

(b) On October 1, 2001, V-Twin Holdings, Inc. (the “Company”) engaged BDO Seidman, LLP as its principal independent accountants to audit the Company’s financial statements.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

V-Twin Holdings, Inc.

By:	/s/ Richard Paone

Richard Paone
President
(Duly authorized officer)

Date: October 2, 2001